UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2016

PANEX RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51707	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504A Casabianca, 17 Bd du Larvotto, Monaco	98000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +27 722 478 9999

c/o 13 Allegro, Legato, Durbanville, South Africa   7536
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

(i)	On December 9, 2016, Panex Resources Inc., (the “Company”) received a letter from its independent registered public accounting firm – GHP Horwath P.C., that it will not stand for re-appointment.

(ii)	The reports of GHP Horwath P.C. on the Company’s consolidated financial statements as of and for the fiscal years ended August 31 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	During the fiscal years ended August 31, 2016 and 2015 and for the period subsequent to August 31, 2016 through December 9, 2016 there have been no disagreements with GHP Horwath P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of GHP Horwath P.C. would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(iv)	During the past two fiscal years ended August 31, 2016 and August 31, 2015 and for the period subsequent to August 31, 2016 through December 9, 2016, there was one “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K, relating to disclosure of material weaknesses in the Company’s internal control over financial reporting. As previously reported, the following control deficiencies were identified that represent a material weakness as follows: (1) lack of a functioning audit committee and lack of a majority of outside directors on Panex’s board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures; (2) inadequate segregation of duties consistent with control objectives; (3) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements; and (4) ineffective controls over period end financial disclosure and reporting processes.

(b)	New independent registered public accounting firm

(i)	On December 28, 2016 the Company engaged DMCL Chartered Professional Accountants LLP as its new independent registered public accounting firm. During the three most recent fiscal years and through December 23, 2016, the Company had not consulted with DMCL Chartered Professional Accountants, LLP regarding any of the following:

(ii)	The application of accounting principles to a specific transaction, either completed or proposed;

(iii)	The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:(a) a written report, or (b) oral advice that DMCL Chartered Professional Accountants LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iv)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

16.1	Letter from GHP Horwath P.C. to the SEC

16.2	Letter from GHP Horwath P.C. to the SEC re Form 8k

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 28, 2016

PANEX RESOURCES INC.

/s/ Mark Gasson
President and CEO